QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading "Experts" and to the use in this Amendment No. 6 to Registration Statement (Form F-1) No. 333-166793 of our report dated March 31, 2010 relating to the financial statements of Ad Infuse, Inc. included in such Amendment No. 6 to the Registration Statement and related Prospectus.

/s/ Baker Tilly Virchow Krause LLP
Minneapolis, Minnesota
December 10, 2010

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM